United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                July 26, 2010
Date of Report (Date of earliest event reported)

   OVERSEAS SHIPHOLDING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

1-6749-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

666 Third Avenue
               New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Effective as of May 24, 2010, Overseas Shipholding Group, Inc. (“OSG”) entered into an agreement (the “Agreement”) with Ian Blackley, Senior Vice President and Head of International Shipping of OSG (the “Executive”), which amends the Amended and Restated Change of Control Protection Agreement dated as of December 31, 2008 with the Executive.  The Agreement changes:

A.	the multiple of base salary used in calculating the lump sum benefit to two (2) times from one and one half (1.5) times;

B.	the multiple of target annual incentive compensation used in calculating the lump sum benefit to two (2) times from one-half (1.5) times;

C.
the period of additional employer contributions payable to the Executive that would have been made for the Executive under any qualified or nonqualified defined contribution pension plan or arrangement applicable to the Executive to 24 months from 18 months;

D.
the Coverage Period with respect to Health Plans so that the Coverage Period ends on the earliest of (x) 24 months rather than 18 months following the Executive’s Date of Termination and (y) the Executive’s commencement of other substantially full-time employment; and

E.	the time periods for receiving health benefits when the Executive is also entitled to receive benefits under the OSG Severance Protection Plan.

The foregoing description of the Agreement is qualified in its entirety by the terms and conditions of the Agreement, a copy of which is filed with this Form 8-K as an exhibit.

Effective May 24, 2010, the Executive was named a Tier A Executive under OSG’s amended and restated Severance Protection Plan. This description of the notice of eligibility as a Tier A Executive is qualified in its entirety by the terms and conditions of the notice, a copy of which is filed with this Form 8-K as an exhibit.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)             Exhibits

Exhibit No.	Description

10.1
Letter Agreement dated as of May 24, 2010  between OSG and Ian Blackley, amending the Amended and Restated Change of Control Protection Agreement between OSG and Mr. Blackley dated as of December 31, 2008.

10.2	Notice of Eligibility dated as of May 24, 2010 of Ian Blackley as a Tier A Executive under the OSG Severance Protection Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)
By: /s/James I. Edelson
Name: Title:	James I. Edelson Senior Vice President, General Counsel and Secretary

Date: July 29, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1
Letter Agreement dated as of May 24, 2010 between OSG and Ian Blackley, amending the Amended and Restated Change of Control Protection Agreement between OSG and Mr. Blackley dated as of December 31, 2008.

10.2	Notice of Eligibility dated as of May 24, 2010 of Ian Blackley as a Tier A Executive under the OSG Severance Protection Plan.